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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 31, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-12387                  76-0515284
(State or other jurisdiction           (Commission           (I.R.S. Employer of
     of incorporation                  File Number)             Incorporation
     or organization)                                        Identification No.)



          500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS     60045
            (Address of Principal Executive Offices)     (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.       OTHER EVENTS.

         On January 31, 2005, Tenneco Automotive Inc. announced that it will be making a voluntary pre-payment of $40 million under the Tranche B Term Loan Facility of its senior credit facility. A copy of the company's press release announcing this voluntary pre-payment is included as Exhibit 99.1 and incorporated by reference herein.

         On February 2, 2005, Tenneco Automotive Inc. announced that it acquired substantially all the assets of Gabilan Manufacturing, Inc. A copy of the company's press release announcing this acquisition is included as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                                  Description
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   99.1          Tenneco Automotive Inc.'s press release dated January 31, 2005.

   99.2          Tenneco Automotive Inc.'s press release dated February 2, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO AUTOMOTIVE INC.


Date:    February 4, 2005                   By:  /s/ Kenneth R. Trammell
                                               ----------------------------
                                               Kenneth R. Trammell
                                               Senior Vice President and
                                               Chief Financial Officer